SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 10, 2008
LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	001-32373	27-0099920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH
LAS VEGAS, NEVADA	89109
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 414-1000
NOT APPLICABLE
(Former name or former address, if changed since last report)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
     ☐ Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements
This report contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the discussions of our business strategies and expectations concerning future operations, margins, profitability, liquidity, and capital resources. In addition, in certain portions included in this report, the words: “anticipates,” “believes,” “estimates,” “seeks,” “expects,” “plans,” “intends” and similar expressions, as they relate to our company or its management, are intended to identify forward-looking statements. Although we believe that these forward-looking statements are reasonable, we cannot assure you that any forward-looking statements will prove to be correct. These forward looking statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. These factors include, among others, the risks associated with:
•	our substantial leverage, debt service and debt covenant compliance (including sensitivity to fluctuations in interest rates and other capital markets trends);

•	our ability to continue as a going concern;

•	recent development in the financial markets and our ability to obtain sufficient funding for our current and future developments, including our Cotai Strip developments;

•	general economic and business conditions which may impact levels of disposable income, consumer spending, the pricing of hotel rooms and retail and mall sales;

•	the impact of the delays and suspensions of certain of our development projects;

•	the uncertainty of tourist behavior related to spending and vacationing at casino-resorts in Las Vegas, Macao and Singapore;

•	potential visa restrictions limiting the number of visits and the length of stay for visitors from mainland China to our Macao properties;

•	our dependence upon properties in Las Vegas and Macao for all of our cash flow;

•	our relationship with GGP or any successor owner of The Shoppes at The Palazzo and The Grand Canal Shoppes, and the ability of GGP to perform under the Phase II Mall purchase and sale agreement, as amended;

•	new developments, construction and ventures, including our Cotai Strip developments, Marina Bay Sands, Sands Bethlehem and the St. Regis Residences;

•	the passage of new legislation and receipt of governmental approvals for our proposed developments in Macao, Singapore and other jurisdictions where we are planning to operate;

•	our insurance coverage, including the risk that we have not obtained sufficient coverage against acts of terrorism or will only be able to obtain additional coverage at significantly increased rates;

•	disruptions or reductions in travel due to conflicts in Iraq and any future terrorist incidents;

•	outbreaks of infectious diseases, such as severe acute respiratory syndrome or avian flu, in our market areas;

•	government regulation of the casino industry, including gaming license regulation, the legalization of gaming in certain domestic jurisdictions, including Native American reservations, and regulation of gaming on the Internet;

•	increased competition and additional construction in Las Vegas, including recent and upcoming increases in hotel rooms, meeting and convention space and retail space;

•	fluctuations in the demand for all-suites rooms, occupancy rates and average daily room rates in Las Vegas;

•	the popularity of Las Vegas and Macao as convention and trade show destinations;

•	new taxes or changes to existing tax rates;

•	our ability to meet certain development deadlines in Macao and Singapore;

•	our ability to maintain our gaming subconcession in Macao;

•	the completion of infrastructure projects in Macao and Singapore;

•	increased competition and other planned construction projects in Macao and Singapore; and

•	the outcome of any ongoing and future litigation.
All future written and verbal forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. Readers are cautioned not to place undue reliance on these forward-looking statements. We assume no obligation to update any forward-looking statements after the date of this report as a result of new information, future events or developments, except as required by federal securities laws.
Item 2.02 Results of Operations and Financial Condition.
     The following information is being furnished under Item 2.02 — Results of Operations and Financial Condition.
     On November 10, 2008, Las Vegas Sands Corp. (the “Company”) issued a press release announcing its results of operations for the third quarter ended September 30, 2008. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this item.
     Within the Company’s third quarter 2008 press release, the Company makes reference to certain non-GAAP financial measures including “adjusted net income,” “adjusted earnings per diluted share,” “adjusted EBITDA” and “adjusted property EBITDAR”, which have directly comparable GAAP financial measures. The Company believes that these measures represent important internal measures of performance. Accordingly, where these non-GAAP measures are provided, it is done so that investors have the same financial data that management uses in evaluating performance with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and a quarter sequential basis. Whenever such information is presented, the Company has complied with the provisions of the rules under Regulation G and Item 2.02 of Form 8-K. The specific reasons, in addition to the reasons described above, why the Company’s management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition, results of operations and cash flows are as follows:
     Adjusted net income and adjusted earnings per diluted share are presented as supplemental disclosures as management believes they are (1) each widely used measures of performance by industry analysts and investors and (2) a principal basis for valuation of gaming companies, as these non-GAAP measures are considered by many as an alternative measure on which to base expectations for future results. These measures also form the basis of certain internal management performance expectations. Accordingly, these measures are presented so that investors have the same financial data that management uses in evaluating performance with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and a quarter sequential basis.
     Adjusted property EBITDAR and adjusted EBITDA are supplemental non-GAAP financial measures used by management, as well as industry analysts, to evaluate operations (segments) and operating performance. In particular, management utilizes adjusted property EBITDAR to compare the operating profitability of its casinos with those of its competitors, as well as for determining certain incentive compensation. In arriving at adjusted property EBITDAR, rental expense for the HVAC plant in Las Vegas and amortization of the leasehold interest in land is added to adjusted EBITDA because the Company believes this provides a better comparison of the Company’s operating profitability to that of its competitors. The Company is also presenting adjusted property EBITDAR because it is used by some investors as a way to measure a company’s ability to incur and service debt, make capital expenditures and meet working capital requirements. Gaming companies have historically reported EBITDAR as a supplemental performance measure to GAAP financial measures. In order to view the operations of their casinos on a more stand-alone basis, gaming companies, including Las Vegas Sands Corp., have historically excluded certain expenses that do not relate to the management of specific casino properties, such as pre-opening expense, development expense, and corporate expense, from their EBITDAR calculations. When evaluating adjusted property EBITDAR, investors should consider, among other factors, (1) increasing or decreasing trends in adjusted property EBITDAR and (2) how adjusted property EBITDAR compares to levels of debt and interest expense. However, adjusted property EBITDAR should not be interpreted as an alternative to income from operations (as an indicator of operating performance) or to cash flows from operations (as a measure of liquidity), in each case, as determined in accordance with generally accepted accounting principles. The Company has significant uses of cash flow, including capital expenditures, interest payments and debt principal repayments, which are not reflected in adjusted property EBITDAR. Not all companies calculate EBITDAR in the same manner. As a result, adjusted property EBITDAR as presented by Las Vegas Sands Corp. may not be directly comparable to similarly titled measures presented by other companies. Adjusted property EBITDAR consists of adjusted EBITDAR for a particular property, such as The Venetian and The Palazzo in Las Vegas and The Venetian Macao and the Sands Macao in Macao. Accordingly, the measures are presented so that investors have the same financial data that management uses in evaluating performance with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and a quarter sequential basis.

Item 7.01 Regulation FD Disclosure.
     The disclosure in this Item 7.01 is being filed for purposes of the Exchange Act.
     The Company is filing hereby the following projections which were previously confidentially furnished to potential investors.

		Estimated
		2012 Adjusted
		Property	Estimated 2012
Property	Quarter Open	EBITDAR	Operating Income
		(in millions)
U.S.
Venetian Las Vegas	2Q 1999	$289.0	$187.0
Palazzo Las Vegas	4Q 2007	258.0	93.0
Sands Bethlehem (PA)(1)	2Q 2009 (est)	154.0	125.0
Sands Expo Center	4Q 1991	20.0	16.0
Macao
Venetian Macao	3Q 2007	625.0	414.0
Sands Macao	2Q 2004	239.0	183.0
Four Seasons Macao	3Q 2008	140.0	96.0
Singapore
Marina Bay Sands	1Q 2010 (est)	1,259.0	1,091.0
Corporate and Other Asia(2)	N/A	(127.0)	(137.0)

Total		$2,857.0	$2,068.0
Phase I Macau Sites 5 and 6	TBD	533.0	$464.0
Adjusted Total		$3,390.0	$2,532.0

(1)	Represents our share of the Sands Bethlehem EBITDAR and operating income.

(2)	Includes operations of CotaiJet™ and excludes stock based compensation.

The Marina Bay Sands™
Profitability Illustration
(US$ in millions)

	Venetian	Marina Bay
	Macao	Sands	Difference
Gaming Win(1)	$2,010	$2,010
Effective Gaming and GST Tax Rate	39.0%	17.3%

Gaming and GST Taxes(2)	$784	$347	$436

Venetian Macao LTM EBITDAR at 9/30/08	$504
Difference in Gaming and GST Taxes from Above	$436

Implied Marina Bay Sands EBITDAR Assuming Comparable Gaming Win	$940

(1)	Twelve months ended September 30, 2008 for Venetian Macao

(2)	Gaming tax in Macao is 39%. Projected blended effective GST and gaming tax in Singapore is 17.3%.

The Marina Bay Sands™
Gaming Comparison
(US$)

	Venetian Macao	Marina Bay Sands
	YTD 9/30/08	Target 2012E
Rolling Table WPUD	$23,515	$22,411
Non-Rolling Table WPUD	3,088	3,922
Total Table WPUD	6,669	7,886
Slot WPUD	170	308

The Marina Bay Sands™
WPUD Sensitivity
(US$ in millions, except WPUD

	Implied Marina Bay Sands EBITDAR(1)

		Number of Tables
		800	900	1,000
Total	$8,866	1,262	1,476	1,690
Table	$7,866	1,069	1,259	1,449
WPUD	$6,866	876	1,041	1,207

(1)	Assumes rolling WPUD is fixed at $22,411 for an estimated 192 rolling tables in each case.

     The estimates provided above are projections and have been prepared by management. These projections are based upon a number of assumptions made by management, including:
•	The scheduled completion and opening of the Marina Bay Sands project in Singapore no later than the first quarter of 2010 within its current estimated cost budget (although the Company currently anticipates completion and opening of the Marina Bay Sands in the fourth quarter of 2009). Completion of the Marina Bay Sands project will require the Company to contribute an additional approximately $427.0 million in equity to the project under the terms of the loan funding a significant portion of construction costs.

•	The receipt of final approval of the Company’s final casino floor plan from the Casino Regulatory Authority of Singapore with such floor plan permitting up to 1,000 gaming tables and 1,400 slot machines in the Marina Bay Sands.

•	The scheduled completion of the casino portion of the Company’s Sands Bethlehem project in the second quarter of 2009 within its current estimated cost budget of approximately $743.0 million.

•	Growth in demand for gaming, hotel rooms and related amenities at the Company’s U.S., Singapore and Macao operations in line with historical growth rates observed by its management.

•	With regard to Phase I Macao Sites 5 and 6, obtaining project financing that is currently targeted to be obtained within the next three to six months in an amount sufficient to resume and complete construction.

•	Achieving assumed occupancy and projected room rates at the Company’s hotel properties.

•	The completion of one or more financing transactions in sufficient amounts.

•	Assumptions as to the factors noted in the “Forward-Looking Statements” disclosure at the beginning of this Current Report on Form 8-K above.
     Any differences among these assumptions and the Company’s actual experiences may result in actual results in future periods significantly differing from management’s current estimates. The estimates set forth above are management estimates and are not guarantees of future performance. Factors outside of the Company’s control may cause actual results to be materially lower than these projections. There can be no assurance that any of the Company’s assumptions will reflect actual performance. The continuation or further deterioration of current market conditions may result in changes to the above assumptions or may result in unforeseeable effects on the Company’s business that could cause actual results to differ. In addition, these projections are forward-looking statements and are subject to those risks, uncertainties and other factors listed under “Forward-Looking Statements” above. In management’s view, such information was prepared on a reasonable basis, reflects the best currently available estimates and judgments and, to management’s knowledge and belief, presents the assumptions and considerations on which the Company bases its belief that it can generate such results. The Company does not intend to update the projections on a quarterly basis or otherwise.
     See the disclosure in Item 2.02—Results of Operations and Financial Condition above for a discussion of why the Company presents adjusted property EBITDAR.

     The following are reconciliations of the Company’s projected operating income (loss) to its projected adjusted property EBITDAR presented above ($ in millions):

			(Gain)
	Operating	Depreciation	Loss on	Pre-					Adjusted
	Income/	and	Disposal	Opening	Development	Stock-Based	Corporate	Rental	Property
	(loss)	Amortization	of Assets	Expense	Expense	Compensation	Expense	Expense	EBITDAR(1)
Sands Macao	$183	$51	$—	$—	$—	$3	$—	$1	$239
The Venetian Macao	414	196	—	—	—	8	—	8	625
Four Seasons Macao	96	42	—	—	—	2	—	1	140
Phase I Macao Sites 5 and 6	464	61	—	—	—	5	—	4	533
Marina Bay Sands	1,091	153	—	—	—	—	—	14	1,259

Sands Bethlehem(2)	125	26	—	—	—	3	—	—	154

Venetian Las Vegas	187	85	—	—	—	14	—	4	289
Palazzo Las Vegas	93	152	—	—	—	10	—	3	258
Sands Expo Center	16	3	—	—	—	—	—	1	20

Corporate/Other Asia(3)	(137)	10	—	—	—	—	—	—	(127)

(1)	Certain figures do not total due to rounding.

(2)	Represents our share of Sands Bethlehem

(3)	Includes operations of CotaiJet™
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release, dated November 10, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: November 10, 2008

LAS VEGAS SANDS CORP.
By:	/s/ Scott D. Henry
	Name:	Scott D. Henry
	Title:	Senior Vice President--Finance

INDEX TO EXHIBITS

99.1	Press Release, dated November 10, 2008.